UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 15, 2010

SPORTS PROPERTIES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

001-33918 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	74-3223265 (I.R.S. Employer Identification No.)

437 MADISON AVENUE NEW YORK, NEW YORK 10022 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 328-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 15, 2010, Sports Properties Acquisition Corp. (“Sports Properties”) issued a press release announcing the cancellation of its special meetings of its stockholders and warrantholders in connection with the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between Sports Properties and Medallion Financial Corp., which had been scheduled for 10:00 a.m. EST on Friday, January 15, 2010. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated January 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS PROPERTIES ACQUISITION CORP.

Dated: January 15, 2010	By:	/s/ Larry D. Hall
Larry D. Hall
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 15, 2010